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                       FIRST AMENDMENT TO CREDIT AGREEMENT

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                                     between

                             LILLY INDUSTRIES, INC.

                             an Indiana corporation


                          the Lenders Signatory Hereto


                                       and


                            NBD Bank, N.A., as Agent

                                       and

                          HARRIS TRUST AND SAVINGS BANK
                                  COMERICA BANK
                          MERCANTILE BANK OF ST. LOUIS
                             BANK ONE, INDIANA, N.A.
                                  as Co-Agents


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                            Dated as of April 2, 1997

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                                TABLE OF CONTENTS


                                                                           Page
PART 1.       AMENDATORY PROVISIONS                                          1

SECTION 1.    Definitions                                                    1
1.1   Defined Terms                                                          1

SECTION 5. Covenants                                                         2
5.2.     Negative Covenants                                                  2
         5.2.17.   Capital Expenditures                                      2

PART II.          SCHEDULE 1                                                 2
-------           ----------

PART III.         CONTINUING EFFECT                                          2

PART IV.          INDEPENDENT CREDIT DECISION                                3

PART V.           CONDITIONS PRECEDENT                                       3

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT made as of the 2nd day of April, 1997, by and among LILLY INDUSTRIES, INC., an Indiana corporation (the "Borrower"), the LENDERS party hereto, and NBD BANK, N.A., a national banking association, as agent for the Lenders hereunder (in such capacity, the "Agent");

                                   WITNESSETH:

         WHEREAS, as of April 8, 1996, the parties hereto entered into a certain Credit Agreement (the "Agreement"); and

         WHEREAS, the Borrower has requested an increase in the permitted capital expenditures and certain changes to the definition of the fixed charge coverage ratio and the Lenders have consented to such changes subject to and as provided in this First Amendment;

         NOW, THEREFORE, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:


                          PART I. AMENDATORY PROVISIONS

                             Section 1. Definitions

1.1      Defined Terms.

         1.1. Section 1.1 of the Agreement is hereby amended by substituting the following definition in lieu of the like existing definition:

                  "Fixed Charge Coverage Ratio" means, with respect to the Borrower and its Subsidiaries determined on a Consolidated basis, the ratio of (a)(i) EBITDA, minus (ii) Capital Expenditures, plus (iii) cash received from life insurance policies surrendered by the Borrower, plus (iv) for fiscal years 1997 and 1998 only, the lesser of (A) cash received from the sale of any asset classified as a fixed or capital asset on a Consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP or (B) Two Million Five Hundred Thousand Dollars ($2,500,000), to (b) the sum of (i) interest expense, plus (ii) scheduled principal payments in respect of Indebtedness paid in such period, plus (iii) taxes paid, plus (iv) Rentals, plus (v) dividends paid in such period, all as determined on the last day of each fiscal quarter of the Borrower by reference to the Financial Statements; in each

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         instance  determined for the trailing four (4) quarter period ending on the date of determination, except that for the fiscal period ending February 28, 1997, the foregoing items (other than EBITDA and cash received pursuant to items (a)(iii) and (iv) above) shall be determined
         by   multiplying   each  of  the  same  as  determined  for  the  three
         quarter-annual period then ending by a factor of 1.333.

         Section 1.1 of the Agreement is hereby further amended by amending the definition of "Obligations" by adding "or an Affiliate of a Lender" after "a Lender" in the fifth line thereof.


                              Section 5. Covenants

5.2.     Negative Covenants.

         5.2.17. Capital Expenditures. Section 5.2.17 of the Agreement is hereby amended by increasing the Maximum Capital Expenditures (a) for fiscal year 1997, from $10,000,000 to $20,000,000, and (b) for fiscal year 1998, from $10,000,000 to an amount equal to (i) $10,000,000 plus (ii) the positive difference, if any, of $20,000,000 minus the actual aggregate Capital Expenditures of Borrower and its Subsidiaries during fiscal year 1997.

                               PART II. SCHEDULE 1

         The Agreement is hereby amended by substituting Schedule 1 to this First Amendment in lieu of Schedule I to the Agreement.


                           PART III. CONTINUING EFFECT

         All other terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect. In consideration hereof, the Borrower represents and warrants that each representation and warranty set forth in the Agreement as hereby amended, remains true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement, and that there presently exists no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived), nor has there occurred any Default or Unmatured Default thereunder, and no Default or Unmatured Default after giving effect to the transactions contemplated or otherwise covered by this First Amendment, is or shall be occasioned thereby. The representations and warranties contained in the Agreement originally shall survive this First Amendment in their original form, except as expressly herein modified, and shall survive as continuing representations and warranties of the Borrower. Except as expressly herein provided, the Agreement and this First Amendment shall be interpreted, wherever possible, in a manner consistent with one another, but in the event of any irreconcilable inconsistency, this First Amendment shall control. Capitalized terms used herein and not specifically herein defined shall have the meanings ascribed in the Agreement.


                      PART IV. INDEPENDENT CREDIT DECISION

         Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this First Amendment.


                          PART V. CONDITIONS PRECEDENT

         Notwithstanding anything contained in this First Amendment to the contrary, the Lenders shall have no obligation under this First Amendment until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent:

                  (a) Each of the conditions set forth in Section 6.2 of the Agreement shall have been satisfied;

                  (b) The Agent shall have received each of the following, in form and substance satisfactory to the Agent:

                           (i) The Loan Documents,  as amended, duly executed in
                  the form approved by the Lenders;

                           (ii) A duly executed  certificate of the Secretary or
                  any Assistant Secretary of the Borrower (A) certifying as to attached copies of Resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of the Loan Documents, as amended, and any other documents provided for in this First Amendment to which the Borrower is a party, (B) certifying the names of the officer or officers authorized to sign, respectively, the Loan Documents, as amended, and any other documents provided for in this First Amendment to which the Borrower is a party, and containing a sample of the true signature of each such officer, and (C) certifying as complete and correct as to attached copies of the Articles of Incorporation and By-Laws of the Borrower or certifying that such Articles of
                  Incorporation or By-Laws have not been amended (except as shown) since the previous delivery thereof to the Agent;

                           (iii) An Eighty-Six Thousand Seven Hundred Thirty-Seven and 50/100 Dollar ($86,737.50) fee in respect of this First Amendment shall be paid to the Agent, for the benefit of each Lender in accordance with each Lender's Pro Rata Share, and all reasonable expenses of the Agent, including, without limitation, attorneys' fees, shall have been reimbursed by the Borrower; and

                           (c)  All  legal   matters   incident  to  this  First
                  Amendment shall be reasonably satisfactory to the Agent and its counsel.

         IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have caused this First Amendment to be executed by their respective officers duly authorized as of the date first above written.








                      [This space intentionally left blank]

LILLY INDUSTRIES, INC.                            NBD BANK, N.A.,
                                                  individually and as Agent

By:   /s/ Douglas W. Huemme                       By:  /s/ Dennis L. Bassett
      Douglas W. Huemme, Chairman                      Dennis L. Bassett,
      President and Chief Executive Officer            First Vice President

COMERICA BANK                                     HARRIS TRUST AND SAVINGS BANK
individually and as Co-Agent                      individually and as Co-Agent

By:   /s/ Phillip A. Coosaia                      By:      /s/ Peter Krawchuk
      Phillip A. Coosaia                                   Peter Krawchuk
      Vice President                                       Vice President

MERCANTILE BANK OF ST. LOUIS                      BANK ONE, INDIANA, N.A.
individually and as Co-Agent                      (formerly known as Bank One,
                                                  Indianapolis, N.A.)
                                                  individually and as Co-Agent

By:   /s/ Joseph L. Sooter, Jr.                   By:      /s/ Brian D. Smith
      Vice President                                       Vice President

CREDIT LYONNAIS                                   CANADIAN IMPERIAL BANK
CHICAGO BRANCH                                    OF COMMERCE

By:   /s/                                         By:      /s/
      Vice President                                    Director

FIRST UNION NATIONAL BANK                         THE LONG-TERM CREDIT BANK OF
  OF NORTH CAROLINA                               JAPAN, LTD., CHICAGO BRANCH

By:  /s/ Mark M. Harden                           By:   /s/ Brady S. Sadek
     Mark M. Harden                                     Brady S. Sadek
     Vice President                                     Vice President & Deputy
                                                        General Manager

DRESDNER BANK AG, Chicago                         NATIONAL CITY BANK, INDIANA
and Grand Cayman Branches

By:                                               By:   /s/ Frank B. Meltzer
                                                        Frank B. Meltzer
                                                        Vice President and
                                                        Senior Lending Officer



DG BANK                                              KEYBANK, NATIONAL ASSOCIATION
                                                     (formerly known as Society National Bank)

By:      /s/ Norah McCam                             By:      /s/ Frank J. Jancar
         Senior Vice President                                Vice President

CRESENT/MACH I PARTNERS, L.P.                        INTEGON LIFE INSURANCE CORPORATION
By:      TCW ASSET MANAGEMENT                        By:      TCW ASSET MANAGEMENT
         COMPANY,                                             COMPANY, its Attorney-in-Fact
         its Investment Manager

         By:      /s/ Justin Driscoll                         By:      /s/ Justin Driscoll
                  Justin Driscoll                                      Justin Driscoll
                  Vice President                                       Vice President

SENIOR DEBT PORTFOLIO                                BANK OF SCOTLAND
By:      Boston Management and
         Research, Investment Advisor

         By:      /s/ Scott H. Page                  By:      /s/Annie Chin Tat
                  Scott H. Page                               Annie Chin Tat
                  Vice President                              Assistant Vice President

KEYPORT LIFE INSURANCE                               MEDICAL LIABILITY MUTUAL INSURANCE CO.
COMPANY                                              By:      Chancellor LGT Senior Secured Management, Inc.
By:      Chancellor LGT Senior Secured                        as Investment Manager
         Management, Inc.
         as Portfolio Advisor

By:      /s/ Reginald J. Woodard                     By:      /s/ Reginald J. Woodard
         Reginald J. Woodard                                  Reginald J. Woodard
         Assistant Vice President                             Assistant Vice President

UNITED OF OMAHA LIFE
INSURANCE COMPANY
By:      Chancellor LGT Senior Secured
         Management, Inc.
         as Portfolio Advisor

By:      /s/ Reginald J. Woodard
         Reginald J. Woodard
         Assistant Vice President